UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08062

Nicholas Equity Income Fund, Inc.

(Exact name of registrant as specified in charter)

700 North Water Street, Milwaukee, Wisconsin 53202

(Address of principal executive offices)          (Zip code)

Jeffrey T. May, Senior Vice President, Secretary and Treasurer

700 North Water Street

Milwaukee, Wisconsin 53202

(Name and address of agent for service)

Registrant's telephone number, including area code: 414-272-4650

Date of fiscal year end: 03/31/2008

Date of reporting period: 09/30/2007

Item 1. Report to Stockholders.

November 2007

Report to Fellow Shareholders:

For the first six months of the fiscal year ending March 31, 2008, Nicholas Equity Income Fund produced a return of 5.33% compared to 8.44% for the Standard and Poor's 500 Index. The comparisons to the benchmark for the one-year and three-year periods are favorable. We are pleased to report that the Fund has a 30-day SEC yield of 3.04% as of September 30, 2007. This yield exceeds by a comfortable amount the S&P 500's indicated dividend yield of 1.85%.

Returns for Nicholas Equity Income Fund, Inc. and selected indices are provided in the chart below for the periods ended September 30, 2007.

		Average Annual Total Return
	6 Month	1 Year	3 Year	5 Year	10 Year
Nicholas Equity Income Fund, Inc.	5.33%	21.67%	13.63%	14.92%	5.83%
Standard and Poor's 500 Index	8.44%	16.44%	13.14%	15.45%	6.57%
Consumer Price Index	1.53%	2.76%	3.17%	2.87%	2.60%
Ending value of $10,000 invested in Nicholas Equity Income Fund, Inc.	$10,533	$12,167	$14,673	$20,043	$17,615
Fund Gross Expense Ratio (from 07/31/07 Prospectus): 1.22%
Fund Net Expense Ratio (from 07/31/07 Prospectus): 0.90%*

*The Adviser has voluntarily agreed to absorb Fund expenses in excess of 0.90%. The Adviser may decrease or discontinue its absorption of the Fund's operating expenses at any time in its sole discretion. The Fund's expense ratios for the period ended September 30, 2007 can be found in the financial highlights included within this report.

Performance data quoted represents past performance and is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.nicholasfunds.com/returns.html.

The Fund's returns may be reduced by expenses, while the market indices are not. The ending values above illustrate the performance of a hypothetical $10,000 investment made in the Fund over the timeframes listed. Assumes reinvestment of dividends and capital gains, but does not reflect the effect of any applicable sales charge or redemption fees. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. These figures do not imply any future performance.

At September 30, 2007, the Fund held 44 stocks and a cash position of 11%. All the stocks in the portfolio pay dividends and many have raised their dividends periodically as their earnings improved. The Fund's top five holdings were Crosstex Energy, Chevron, Dorchester Minerals, Diageo and Stepan. These five holdings represented 13% of the Fund's portfolio. Calendar year-to-date price appreciation that helped the Fund occurred in Johnson Controls (+37%), W.W. Grainger (+30%), Illinois Tool Works (+29%), Chevron (+27%) and Weyco (+26%). On the downside, the following stocks hurt performance: Centerline (-29%), Severn Bancorp (-24%), Associated Banc-Corp (-15%), UST (-15%) and Bemis (-14%). In terms of industries, financials were approximately 22%, energy was 17%, consumer staples 12% and consumer discretionary 11%.

The economy grew an estimated annual 3.9% in the third quarter, topping the second-quarter rate of 3.8%. It does appear, however, that economic activity is in a slowing trend. We believe that we are in a mid-cycle slowdown, hopefully not leading to recession. The Federal Reserve Board has already reacted by lowering short-term interest rates. Buffeted by housing woes, $90 plus oil and the serious credit and mortgage contagion, we expect business growth to be subdued. The 10-year Treasury Bond currently yields 4.15%, down from 5.26% earlier in the year. Regarding core inflation, while it seems high, it is in fact, under control somewhere around 2%.

The stock market outlook is murky and uncertain. Financial stocks have been pounded down because of the credit crunch. With the bull market entering its sixth year, and without as much as a 10% correction, some caution seems prudent. Nevertheless, stock valuation is within reasonable bounds, and interest rates appear to be declining, which usually augurs well for stock prices. We intend to stay fully invested at this time.

Thank you for your continued interest in the Fund.

Sincerely,

Albert O. Nicholas

Co-Portfolio Manager

The Fund may invest in smaller companies, which involve additional risks such as limited liquidity and greater volatility. Additionally, the Fund may invest in debt securities. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for long-term debt securities.

Please refer to the schedule of investments in the report for complete fund holdings information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

The S and P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. The Consumer Price Index represents changes in prices of all goods and services purchased for consumption by urban households. One cannot invest directly in an index.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return and yield would be reduced.

Must be preceded or accompanied by a prospectus.

The Nicholas Funds are distributed by Quasar Distributors, LLC. (11/07)

                                 SEMIANNUAL REPORT

                                 September 30, 2007

                         NICHOLAS EQUITY INCOME FUND, INC.

                               700 North Water Street
                             Milwaukee, Wisconsin 53202
                               www.nicholasfunds.com

Financial Highlights (NSEIX)
For a share outstanding throughout each period
--------------------------------------------------------------------------------------------------------------------
                                             Six Months
                                                Ended                        Year Ended March 31,
                                             09/30/2007      ----------------------------------------------------
                                             (unaudited)      2007       2006       2005       2004         2003
                                            ------------     ------     ------     ------     ------       ------
NET ASSET VALUE, BEGINNING OF PERIOD ......     $15.98       $13.66     $13.58     $12.45     $ 9.02       $12.66
   INCOME (LOSS) FROM
    INVESTMENT OPERATIONS
   Net investment income ..................        .23          .38        .33(1)     .30        .16          .18
   Net gain (loss) on securities
    (realized and unrealized) .............        .61         2.51        .56       1.04       3.42        (3.63)
                                                ------       ------     ------     ------     ------       ------
      Total from investment operations ....        .84         2.89        .89       1.34       3.58        (3.45)
                                                ------       ------     ------     ------     ------       ------

   LESS DISTRIBUTIONS
   From net investment income .............       (.13)        (.36)      (.38)      (.21)      (.15)        (.19)
   From and in excess of
    net capital gain ......................       (.47)        (.21)      (.43)        --         --           --
                                                ------       ------     ------     ------     ------       ------
      Total distributions .................       (.60)        (.57)      (.81)      (.21)      (.15)        (.19)
                                                ------       ------     ------     ------     ------       ------
NET ASSET VALUE, END OF PERIOD ............     $16.22       $15.98     $13.66     $13.58     $12.45       $ 9.02
                                                ------       ------     ------     ------     ------       ------
                                                ------       ------     ------     ------     ------       ------

TOTAL RETURN ..............................      5.33%(2)    21.60%      6.96%     10.89%     39.93%     (27.42)%

SUPPLEMENTAL DATA:
Net assets, end of period (millions) ......      $44.0        $41.0      $29.0      $27.7      $21.7        $15.7
Ratio of expenses to
 average net assets .......................       .90%(3)      .90%       .90%       .90%       .90%         .90%
Ratio of net investment income
 to average net assets ....................      2.93%(3)     2.64%      2.49%      2.36%      1.48%        1.74%
Portfolio turnover rate ...................     67.54%(3)    36.32%     27.84%     45.50%     42.73%       57.15%

ABSENT REIMBURSEMENT OF
 EXPENSES BY ADVISER -
Ratio of expenses to
 average net assets .......................      1.16%(3)     1.22%      1.37%      1.37%      1.15%        1.16%
Ratio of net investment income to
 average net assets .......................      2.67%(3)     2.32%      2.02%      1.89%      1.23%        1.48%

(1) Computed based on average shares outstanding.
(2) Not annualized.
(3) Annualized.

              The accompanying notes to financial statements are an integral part of these highlights.

-------------------------------------------------------------------------------
Top Ten Equity Portfolio Holdings
September 30, 2007 (unaudited)
-------------------------------------------------------------------------------

                                                                  Percentage
        Name                                                    of Net Assets
        ----                                                    -------------
        Crosstex Energy, Inc. .................................     3.53%
        Chevron Corporation ...................................     3.19%
        Dorchester Minerals, L.P. .............................     3.00%
        Diageo plc ............................................     2.99%
        Stepan Company ........................................     2.95%
        W.W. Grainger, Inc. ...................................     2.90%
        IHOP Corp. ............................................     2.88%
        Kayne Anderson MLP Investment Company .................     2.86%
        UST Inc. ..............................................     2.82%
        Johnson Controls, Inc. ................................     2.68%
                                                                   ------
        Total of top ten ......................................    29.80%
                                                                   ------
                                                                   ------

-------------------------------------------------------------------------------
Sector Diversification (As a Percentage of Portfolio)
September 30, 2007 (unaudited)
-------------------------------------------------------------------------------

        BAR CHART PLOT POINTS
        Financials ................................................    22.07%
        Energy ....................................................    16.89%
        Consumer Staples ..........................................    12.17%
        Consumer Discretionary ....................................    11.11%
        Short-Term Investments ....................................     9.72%
        Materials .................................................     8.35%
        Industrials ...............................................     7.10%
        Utilities .................................................     6.34%
        Health Care ...............................................     3.48%
        Telecommunication Services ................................     2.77%

-------------------------------------------------------------------------------
Fund Expenses
For the six month period ended September 30, 2007 (unaudited)
-------------------------------------------------------------------------------
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other operating expenses.  The following table is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with those of other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period.

The first line of the table below provides information about the actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund with other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as wire fees.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

                      Beginning          Ending             Expenses
                       Account          Account            Paid During
                        Value            Value               Period*
                      03/31/07          09/30/07       04/01/07 - 09/30/07
        ------------------------------------------------------------------
        Actual        $1,000.00         $1,053.30              $4.59
        Hypothetical   1,000.00          1,020.52               4.52
         (5% return before expenses)

        * Expenses are equal to the Fund's six-month annualized expense ratio of 0.90%, multiplied by the average account value over the period, multiplied by 182 then divided by 366 to reflect the one-half year period.

Schedule of Investments
September 30, 2007 (unaudited)
-------------------------------------------------------------------------------

 Shares or
 Principal
  Amount                                                              Value
-----------                                                        -----------

COMMON STOCKS -- 87.22%
             Consumer Discretionary - Auto & Components -- 2.68%
    10,000   Johnson Controls, Inc.                                $ 1,181,100
                                                                   -----------
             Consumer Discretionary - Consumer Durables &
              Apparel -- 5.41%
     8,000   Fortune Brands, Inc.                                      651,920
    10,000   V.F. Corporation                                          807,500
    29,400   Weyco Group, Inc.                                         923,454
                                                                   -----------
                                                                     2,382,874
                                                                   -----------
             Consumer Discretionary - Consumer Services -- 2.88%
    20,000   IHOP Corp.                                              1,266,600
                                                                   -----------
             Consumer Staples - Food & Staple Retail -- 2.36%
    20,000   Village Super Market, Inc.                              1,040,000
                                                                   -----------
             Consumer Staples - Food, Beverage & Tobacco -- 9.66%
    10,000   Altria Group, Inc.                                        695,300
    15,000   Diageo plc                                              1,315,950
    58,065   Rocky Mountain Chocolate Factory, Inc.                    999,299
    25,000   UST Inc.                                                1,240,000
                                                                   -----------
                                                                     4,250,549
                                                                   -----------
             Energy -- 16.69%
    15,000   Chevron Corporation                                     1,403,700
    41,000   Crosstex Energy, Inc.                                   1,554,310
    65,000   Dorchester Minerals, L.P.                               1,322,750
    15,000   Hiland Holdings GP, LP                                    424,650
    10,727   Hiland Partners, LP                                       530,128
    30,000   Kayne Anderson Energy Total Return Fund, Inc.             850,200
    40,000   Kayne Anderson MLP Investment Company                   1,260,000
                                                                   -----------
                                                                     7,345,738
                                                                   -----------
             Financials - Banks -- 10.47%
    24,000   Associated Banc-Corp                                      711,120
    55,000   Centerline Holding Company                                844,250
    15,000   Marshall & Ilsley Corporation                             656,550
    30,000   MGIC Investment Corporation                               969,300
    58,700   Severn Bancorp, Inc.                                      777,775
    20,000   U.S. Bancorp                                              650,600
                                                                   -----------
                                                                     4,609,595
                                                                   -----------
             Financials - Diversified -- 1.46%
    15,000   American Capital Strategies, Ltd.                         640,950
                                                                   -----------
             Financials - Insurance -- 4.83%
    20,000   Baldwin & Lyons, Inc. - Class B                           546,200
    11,676   Lincoln National Corporation                              770,266
    15,000   Mercury General Corporation                               808,950
                                                                   -----------
                                                                     2,125,416
                                                                   -----------
             Financials - Real Estate -- 3.10%
    35,000   Health Care Property Investors, Inc.                    1,160,950
     8,700   National Health Realty, Inc.                              202,449
                                                                   -----------
                                                                     1,363,399
                                                                   -----------
             Health Care - Pharmaceuticals &
              Biotechnology -- 3.43%
    10,000   Johnson & Johnson                                         657,000
    35,000   Pfizer Inc.                                               855,050
                                                                   -----------
                                                                     1,512,050
                                                                   -----------
             Industrials - Capital Goods -- 5.07%
    16,000   Illinois Tool Works Inc.                                  954,240
    14,000   W.W. Grainger, Inc.                                     1,276,660
                                                                   -----------
                                                                     2,230,900
                                                                   -----------
             Industrials - Commercial Services & Supplies -- 1.94%
    15,000   Avery Dennison Corporation                                855,300
                                                                   -----------
             Materials -- 8.25%
    12,000   AptarGroup, Inc.                                          454,440
    25,000   Bemis Company, Inc.                                       727,750
    48,000   RPM International, Inc.                                 1,149,600
    42,000   Stepan Company                                          1,298,220
                                                                   -----------
                                                                     3,630,010
                                                                   -----------
             Telecommunication - Services -- 2.73%
    20,000   AT&T Inc.                                                 846,200
    25,000   Citizens Communications Company                           358,000
                                                                   -----------
                                                                     1,204,200
                                                                   -----------
             Utilities -- 6.26%
    40,000   Duke Energy Corporation                                   747,600
    20,000   Integrys Energy Group, Inc.                             1,024,600
    60,000   TECO Energy, Inc.                                         985,800
                                                                   -----------
                                                                     2,758,000
                                                                   -----------
                  TOTAL COMMON STOCKS (cost $31,677,046)            38,396,681
                                                                   -----------
CONVERTIBLE PREFERRED STOCK - 1.95%
             Financials - Real Estate -- 1.95%
    37,000   BioMed Realty Trust, Inc. 7.375% Series A
              Cumulative Redeemable Preferred Stock
              (cost $926,250)                                          860,250
                                                                   -----------

SHORT-TERM INVESTMENTS -- 9.61%
             Commercial Paper -- 8.08%
  $300,000   Fortune Brands, Inc. 10/01/07, 5.75%                      300,000
   500,000   Aetna Inc. 10/02/07, 6.10%                                499,915
   450,000   Valspar Corporation 10/03/07, 5.40%                       449,865
   550,000   ITT Corporation 10/04/07, 6.10%                           549,721
   150,000   Kraft Foods Inc. 10/10/07, 5.25%                          149,803
   500,000   Walt Disney Company (The) 10/10/07, 5.35%                 499,331
   300,000   Time Warner Inc. 10/12/07, 5.50%                          299,496
   375,000   Travelers Companies Inc. (The) 10/18/07, 5.25%            374,070
   435,000   UBS Finance (Delaware) LLC 10/26/07, 5.45%                433,354
                                                                   -----------
                                                                     3,555,555
                                                                   -----------
             Variable Rate Security -- 1.53%
   673,421   Wisconsin Corporate Central Credit Union
              10/01/07, 4.80% (1)                                      673,421
                                                                   -----------
                  TOTAL SHORT-TERM INVESTMENTS
                   (cost $4,228,976) ..........................      4,228,976
                                                                   -----------

                  TOTAL INVESTMENTS
                   (cost $36,832,272) -- 98.78% ...............     43,485,907
                                                                   -----------

             OTHER ASSETS, NET OF LIABILITIES -- 1.22% ........        536,068
                                                                   -----------

                  TOTAL NET ASSETS
                   (basis of percentages
                   disclosed above) -- 100% ...................    $44,021,975
                                                                   -----------
                                                                   -----------

(1) Subject to a demand feature as defined by the Securities and Exchange
Commission.

The accompanying notes to financial statements are an integral part of this schedule.

Statement of Assets and Liabilities
September 30, 2007 (unaudited)
-------------------------------------------------------------------------------

ASSETS
    Investments in securities at value (cost $36,832,272) .....    $43,485,907
                                                                   -----------
    Receivables -
         Investment securities sold ...........................        886,297
         Dividend and interest ................................        101,635
                                                                   -----------
              Total receivables ...............................        987,932
                                                                   -----------
    Other .....................................................          8,870
                                                                   -----------
              Total assets ....................................     44,482,709
                                                                   -----------

LIABILITIES
    Payables -
         Investment securities purchased ......................        325,455
         Due to adviser -
              Management fee ..................................         93,976
              Accounting and administrative fee ...............          3,689
         Other payables and accrued expense ...................         37,614
                                                                   -----------
              Total liabilities ...............................        460,734
                                                                   -----------
              Total net assets ................................    $44,021,975
                                                                   -----------
                                                                   -----------

NET ASSETS CONSIST OF
    Paid in capital ...........................................    $32,905,544
    Net unrealized appreciation on investments ................      6,653,635
    Accumulated undistributed
     net realized gain on investments .........................      3,960,955
    Accumulated undistributed net investment income ...........        501,841
                                                                   -----------
              Total net assets ................................    $44,021,975
                                                                   -----------
                                                                   -----------

NET ASSET VALUE PER SHARE ($.0001 par value,
 250,000,000 shares authorized), offering price and
 redemption price (2,713,540 shares outstanding) ..............         $16.22
                                                                        ------
                                                                        ------

The accompanying notes to financial statements are an integral part of this statement.

Statement of Operations
For the six months ended September 30, 2007 (unaudited)
-------------------------------------------------------------------------------

INCOME
    Dividend ..................................................    $   703,056
    Interest ..................................................        119,816
                                                                   -----------
         Total income .........................................        822,872
                                                                   -----------

EXPENSES
    Management fee ............................................        150,302
    Accounting and administrative fees ........................         24,863
    Registration fees .........................................         18,983
    Audit and tax fees ........................................         18,938
    Legal fees ................................................         10,750
    Transfer agent fees .......................................          5,375
    Accounting system and pricing service fees ................          5,338
    Printing ..................................................          5,074
    Directors' fees ...........................................          2,463
    Postage and mailing .......................................          1,240
    Custodian fees ............................................          1,091
    Insurance .................................................          1,022
    Other operating expenses ..................................          4,133
                                                                   -----------
         Total expenses before reimbursement ..................        249,572
                                                                   -----------
         Reimbursement of expenses by adviser (Note 2) ........        (56,326)
                                                                   -----------
         Total expenses after reimbursement ...................        193,246
                                                                   -----------
         Net investment income ................................        629,626
                                                                   -----------

NET REALIZED GAIN ON INVESTMENTS ..............................      3,961,309
                                                                   -----------

CHANGE IN NET UNREALIZED APPRECIATION/DEPRECIATION
 ON INVESTMENTS ...............................................     (2,386,867)
                                                                   -----------
    Net realized and unrealized gain on investments ...........      1,574,442
                                                                   -----------
    Net increase in net assets resulting from operations ......    $ 2,204,068
                                                                   -----------
                                                                   -----------

The accompanying notes to financial statements are an integral part of this statement.

Statements of Changes in Net Assets
For the six months ended September 30, 2007 (unaudited) and the year ended
March 31, 2007
-------------------------------------------------------------------------------
                                                  Six Months          Year
                                                    Ended            Ended
                                                  09/30/2007       03/31/2007
                                                 ------------     ------------
INCREASE IN NET ASSETS FROM OPERATIONS
    Net investment income .....................   $   629,626      $   859,728
    Net realized gain on investments ..........     3,961,309        1,966,250
    Change in net unrealized
     appreciation/depreciation
     on investments ...........................    (2,386,867)       3,657,094
                                                  -----------      -----------
         Net increase in net assets
          resulting from operations ...........     2,204,068        6,483,072
                                                  -----------      -----------

DISTRIBUTIONS TO SHAREHOLDERS
    From net investment income - Class I ......      (360,831)        (789,847)
    From net realized gain
     on investments - Class I .................    (1,217,954)        (475,264)
    From net investment income - Class N (1) ..            --           (2,384)
    From net realized gain
     on investments - Class N (1) .............            --           (1,839)
                                                  -----------      -----------
         Total distributions ..................    (1,578,785)      (1,269,334)
                                                  -----------      -----------

CAPITAL SHARE TRANSACTIONS
    Proceeds from shares issued - Class I
     (162,789 and 537,104
     shares, respectively) ....................     2,632,133        8,107,459
    Reinvestment of distributions - Class I
     (93,596 and 82,333
     shares, respectively) ....................     1,493,920        1,219,936
    Cost of shares redeemed - Class I
     (105,678 and 182,644
     shares, respectively) ....................    (1,694,322)      (2,615,412)
    Proceeds from shares issued - Class N
     (0 and 14,441 shares, respectively) (1) ..            --          242,131
    Reinvestment of distributions - Class N
     (0 and 280 shares, respectively) (1) .....            --            4,162
    Cost of shares redeemed - Class N
     (0 and 21,009 shares, respectively) (1) ..            --         (330,333)
                                                  -----------      -----------
         Increase in net assets derived
          from capital share transactions .....     2,431,731        6,627,943
                                                  -----------      -----------
         Total increase in net assets .........     3,057,014       11,841,681
                                                  -----------      -----------

NET ASSETS
    Beginning of period .......................    40,964,961       29,123,280
                                                  -----------      -----------
    End of period (including accumulated
     undistributed net investment income
     of $501,841 and $233,046, respectively) ..   $44,021,975      $40,964,961
                                                  -----------      -----------
                                                  -----------      -----------

(1) Class N was closed at the close of business on March 29, 2007.

The accompanying notes to financial statements are an integral part of these statements.

Notes to Financial Statements
September 30, 2007 (unaudited)
------------------------------------------------------------------------------
(1) Summary of Significant Accounting Policies --
    Nicholas Equity Income Fund, Inc. (the "Fund") is organized as a Maryland corporation and is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended.
    The primary objective of the Fund is to produce reasonable income with moderate long-term growth as a secondary consideration.  The following is a summary of the significant accounting policies of the Fund:

    (a)  Equity securities traded on a stock exchange will ordinarily be valued on the basis of the last sale price on the date of valuation on the securities principal exchange, or if in the absence of any sale on that day, the closing bid price.  For securities principally traded on the NASDAQ market, the Fund uses the NASDAQ Official Closing Price.
         Debt securities, excluding short-term investments, are valued at their current evaluated bid price as determined by an independent pricing service, which generates evaluations on the basis of dealer quotes for normal, institutional-sized trading units, issuer analysis, bond market activity and various other factors.  Securities for which market quotations may not be readily available are valued at their fair value as determined in good faith by procedures adopted by the
         Board of Directors.  Variable rate demand notes are valued at cost, which approximates market value.  U.S. Treasury Bills and commercial paper are stated at amortized cost, which approximates market value.
         Investment transactions for financial statement purposes are recorded on trade date.

    (b)  Net realized gain (loss) on portfolio securities was computed on the basis of specific identification.

    (c)  Dividend income is recorded on the ex-dividend date, and interest income is recognized on an accrual basis.  Non-cash dividends, if any, are recorded at value on date of distribution.  Generally, discounts and premiums on long-term debt security purchases, if any, are amortized over the expected lives of the respective securities using the effective yield method.

    (d)  Provision has not been made for federal income taxes or excise taxes since the Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all net investment income and net realized capital gains on sales of investments to its shareholders and otherwise comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

    (e)  Dividends and distributions paid to shareholders are recorded on the ex-dividend date.  Distributions from net investment income are generally declared and paid quarterly.  Distributions of net realized capital gain, if any, are declared and paid at least annually.

         The amount of distributions from net investment income and net realized capital gain are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.  To the extent these book and tax differences are permanent in nature, such amounts are reclassified among paid in capital, accumulated undistributed net realized gain (loss) on investments and accumulated undistributed net investment income.  At
         September 30, 2007, no reclassifications were recorded.

         The tax character of distributions paid during the six months ended
         September 30, 2007 and the year ended March 31, 2007 was as follows:

                                           09/30/2007         03/31/2007
                                           ----------        ------------
              Distributions paid from:
              Ordinary income ............ $  930,764        $  891,356
              Long-term capital gain .....    648,021           377,978
                                           ----------        ----------
              Total distributions paid ... $1,578,785        $1,269,334
                                           ----------        ----------
                                           ----------        ----------

         As of September 30, 2007, investment cost for federal tax purposes was
         $36,571,737 and the tax basis components of net assets were as follows:

              Unrealized appreciation ....................... $ 8,246,931
              Unrealized depreciation .......................  (1,332,761)
                                                              -----------
              Net unrealized appreciation ...................   6,914,170
                                                              -----------
              Undistributed ordinary income .................     927,488
              Accumulated undistributed net realized
               capital gain .................................   3,274,773
              Paid in capital ...............................  32,905,544
                                                              -----------
              Net assets .................................... $44,021,975
                                                              -----------
                                                              -----------

         The differences between book-basis and tax-basis unrealized appreciation (depreciation), undistributed ordinary income and undistributed/accumulated realized capital gain are attributable primarily holdings in partnership interests and return of capital from investments.

         As of September 30, 2007, the Fund has no capital loss carryforward.

         As of September 30, 2007, the Fund realized no post-October losses for tax purposes.

         As of September 30, 2007, the Fund had no tax deferral of wash loss sales.

         On July 13, 2006, the Financial Accounting Standards Board ("FASB")
         released FASB Interpretation No. 48 "Accounting for Uncertainty in
         Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements.  FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the
         Fund's tax returns to determine whether the tax positions are
         "more-likely-than-not" of being sustained by the applicable tax authority.  To the extent that a tax benefit of a position is not deemed to meet the more-likely-than-not threshold, the Fund would report an income tax expense in the Statement of Operations.  The Fund has applied FIN 48 to all open tax years and has determined that there is no financial statement implication.

    (f)  The preparation of financial statements in conformity with U.S.
         generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes.  Actual results could differ from estimates.

(2) Related Parties--
    (a)  Investment Adviser and Management Agreement --
         The Fund has an agreement with Nicholas Company, Inc. (with whom certain officers and directors of the Fund are affiliated) (the
         "Adviser") to serve as investment adviser and manager.  Under the terms of the agreement, a monthly fee is paid to the Adviser based on an annualized fee of .70% of the average net asset value up to and including $50 million and .60% of the average net asset value in excess of $50 million.  The Adviser has voluntarily agreed to reimburse the Fund for all expenses in excess of .90% of annual average net assets.  Under this agreement the Adviser reimbursed
         $56,326 during the period ended September 30, 2007.  Also, the Adviser may be paid for accounting and administrative services rendered by its personnel, subject to the following guidelines: (i) up to five basis points, on an annual basis, of the average net asset value of the Fund up to and including $2 billion and up to three basis points, on an annual basis, of the average net asset value of the Fund greater than
         $2 billion, based on the average net asset value of the Fund as determined by valuations made at the close of each business day of each month, and (ii) where the preceding calculation results in an annual payment of less than $50,000, the Adviser, in its discretion, may charge the Fund up to $50,000 for such services.

    (b)  Legal Counsel --
         A director of the Adviser is affiliated with a law firm that provides services to the Fund.  The Fund incurred expenses of $8,500 for the period ended September 30, 2007 for legal services rendered by this law firm.

(3) Investment Transactions --
    For the period ended September 30, 2007, the cost of purchases and the proceeds from sales of investment securities, other than short-term obligations, aggregated $14,754,761 and $12,944,243, respectively.

(4) Future Adoption of New Accounting Standard --
    In September 2006, FASB issued Statement on Financial Accounting Standards
    No. 157, "Fair Value Measurements" ("FAS 157"). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements.  FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years.  As of September 30, 2007, the Fund does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Historical Record
(unaudited)
--------------------------------------------------------------------------------------------------
                                     Net Investment                     Dollar        Growth of
                            Net          Income      Capital Gain      Weighted      an Initial
                        Asset Value   Distributions  Distributions  Price/Earnings     $10,000
                         Per Share      Per Share      Per Share       Ratio (2)    Investment (3)
                        -----------  --------------  -------------  --------------  --------------
November 23, 1993 (1) ..  $10.00        $  --           $  --             --            $10,000
March 31, 1994 .........   10.04         0.0133            --            14.4 times      10,053
March 31, 1995 .........   10.56         0.2810            --            14.6            10,871
March 31, 1996 .........   12.35         0.3370            --            16.8            13,111
March 31, 1997 .........   12.27         0.4527          0.5483          15.9            14,138
March 31, 1998 .........   14.35         0.5014          0.6586          23.0            18,072
March 31, 1999 .........   12.32         0.4843          0.3278          22.0            16,509
March 31, 2000 .........   11.10         0.4447          0.2392          20.6            15,816
March 31, 2001 .........   11.20         0.1980            --            21.0            16,250
March 31, 2002 .........   12.66         0.1697            --            22.4            18,642
March 31, 2003 .........    9.02         0.1920            --            15.6            13,531
March 31, 2004 .........   12.45         0.1486            --            16.1            18,933
March 31, 2005 .........   13.58         0.2120            --            21.0            20,995
March 31, 2006 .........   13.66         0.3843          0.4259          16.8            22,456
March 31, 2007 .........   15.98         0.3663          0.2138          17.0            27,307
September 30, 2007 .....   16.22         0.1345 (a)      0.4648 (b)      20.6            28,762

(1) Date of Initial Public Offering.
(2) Based on latest 12 months accomplished earnings.
(3) Assuming reinvestment of all distributions.

(a) Paid $0.0484 on May 7, 2007 to shareholders of record on May 4, 2007.
    Paid $0.0861 on July 27, 2007 to shareholders of record on July 26, 2007.
(b) Paid $0.4648 on May 7, 2007 to shareholders of record on May 4, 2007.

   Range in quarter end price/earnings ratios
         High                         Low
-----------------------     -----------------------
December 31, 2000  23.7     December 31, 1994  13.9

Approval of Investment Advisory Contract
(unaudited)
-------------------------------------------------------------------------------
In April 2007, the Board of Directors of the Fund renewed the one-year term of the Investment Advisory Agreement by and between the Fund and the Adviser through April 2008.  In connection with renewal of the Investment Advisory
Agreement, no changes to the amount or manner of calculation of the management fee or the terms of the agreement were proposed by the Adviser or adopted by the
Board.  For the fiscal year ended March 31, 2007, the management fee was 0.70%
and the total expense ratio (including the management fee) was 1.22%.  However, during the fiscal year ended March 31, 2007, the Adviser voluntarily absorbed expenses, including the advisory fee, in excess of 0.90% of the average net assets of the Fund on an annual basis.  In renewing the Investment Advisory
Agreement, the Board carefully considered the following factors on an absolute basis and relative to the Fund's peer group: (i) the Fund's expense ratio, which was the lowest compared to the overall peer group; (ii) the Fund's performance on a short-term and long-term basis; (iii) the Fund's management fee; (iv) the overall performance of the market as measured by a number of different indices, including the Standard & Poor's 500 Index; and (v) the range and quality of the services offered by the Adviser.  The peer group fund data included mid- and large-cap blend and value funds with a prospective objective of equity income and with similar asset sizes.  In terms of the peer group data used for performance comparisons, the Fund's was ranked 1st, 3rd, 4th and 11th out of 12 funds for the one-, three-, five- and ten-year periods ending March
31, 2007.  The Fund had the highest 12 month yield relative to its peers.

The Board considered the range of services to be provided by the Adviser to the
Fund under the Advisory Agreement. The Board concluded that the nature and extent of the services to be provided were appropriate and that the Adviser had historically provided such services in accordance with the Board's expectations and the terms of the Advisory Agreement. Turning to the quality of services provided, the Board considered the Adviser's portfolio management capabilities and the scope and quality of its research capacity.  The Board also considered the Adviser's experience in fund accounting, administration and regulatory compliance.  The Board agreed that historically the quality of services provided by the Adviser had met or exceeded the Board's expectations and the service levels contemplated by the Advisory Agreement.

The Board considered the investment performance of the Fund and the Adviser.
Among other things, the Board noted its consideration of the Fund's performance relative to peer funds and its benchmarks. The Board reviewed the actual and relative short-term and long-term performance of the Fund.  The Board concluded that the Fund demonstrated satisfactory performance relative to its benchmarks and peers.  The Board also discussed the extent to which economies of scale would be realized, and whether such economies were reflected in the Fund's fee levels and concluded that the Adviser had been instrumental in holding down
Fund costs, citing consistently low fees in an environment where fund fees have been on an upward trend.

The Board considered the cost of services provided by the Adviser.  The Board also considered the profits realized by the Adviser in connection with the management and distribution of the Fund, as expressed by the Adviser's management in general terms.  The Board expressed satisfaction that the
Adviser's financial condition was strong and that it was capable of delivering the range of services contemplated by the Advisory Agreement.  The Board expressed the opinion that given the Board's focus on performance and maintaining a low fee structure that the Adviser's profits were not relevant.

The Board determined that the Adviser had fully and adequately carried out the terms and conditions of its contract with the Fund. The Board expressed satisfaction with the Fund's performance, management's control of expenses and the rate of the management fee for the Fund and the overall level of services provided by the Adviser.

Information on Proxy Voting
(unaudited)
-------------------------------------------------------------------------------
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request by calling 800-544-6547 (toll-free) or 414-276-0535.  It also appears in the Fund's Statement of Additional Information, which can be found on the SEC's website, www.sec.gov.  A record of how the Fund voted its proxies for the most recent twelve-month period ended June 30, also is available on the Fund's website, www.nicholasfunds.com, and the SEC's website,
www.sec.gov.

Quarterly Portfolio Schedule
(unaudited)
------------------------------------------------------------------------------
The Fund files its complete schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund's Form N-Q's are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C.  Information on the
operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Privacy Policy
(unaudited)
-------------------------------------------------------------------------------
      Nicholas Equity Income Fund, Inc. respects each shareholder's right to privacy.  We are committed to safeguarding the information that you provide us to maintain and execute transactions on your behalf.

      We collect the following non-public personal information about you:

      * Information we receive from you on applications or other forms, whether we receive the form in writing or electronically.  This includes, but is not limited to, your name, address, phone number, tax identification number, date of birth, beneficiary information and investment selection.

      * Information about your transactions with us and account history with
us.  This includes, but is not limited to, your account number, balances and cost basis information.  This also includes transaction requests made through our transfer agent.

      * Other general information that we may obtain about you such as demographic information.

              WE DO NOT SELL ANY NON-PUBLIC PERSONAL INFORMATION
                     ABOUT CURRENT OR FORMER SHAREHOLDERS.

                  INFORMATION SHARED WITH OUR TRANSFER AGENT,
                   A THIRD PARTY COMPANY, ALSO IS NOT SOLD.

      We may share, only as permitted by law, non-public personal information about you with third party companies. Listed below are some examples of third parties to whom we may disclose non-public personal information.  While these examples do not cover every circumstance permitted by law, we hope they help you understand how your information may be shared.

      We may share non-public personal information about you:

      * With companies who work for us to service your accounts or to process transactions that you may request.  This would include, but is not limited to, our transfer agent to process your transactions, mailing houses to send you required reports and correspondence regarding the Fund and its Adviser, the
Nicholas Company, Inc., and our dividend disbursing agent to process fund dividend checks.

      * With a party representing you, with your consent, such as your broker or lawyer.

      * When required by law, such as in response to a subpoena or other legal process.

      The Fund and its Adviser maintain policies and procedures to safeguard your non-public personal information.  Access is restricted to employees who the Adviser determines need the information in order to perform their job duties.  To guard your non-public personal information we maintain physical, electronic, and procedural safeguards that comply with federal standards.

      In the event that you hold shares of the Fund with a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with non-affiliated third parties.

Nicholas Funds Services Offered
(unaudited)
-------------------------------------------------------------------------------
*     IRAs
      * Traditional      * SIMPLE
      * Roth             * SEP

*     Coverdell Education Accounts

*     Profit Sharing Plan

*     Automatic Investment Plan

*     Direct Deposit of Dividend and Capital Gain Distributions

*     Systematic Withdrawal Plan with Direct Deposit

*     Monthly Automatic Exchange between Funds

*     Telephone Redemption

*     Telephone Exchange

*     24-hour Automated Account Information (800-544-6547)

*     24-hour Internet Account Access (www.nicholasfunds.com)

Please call a shareholder representative for further information on the above services or with any other questions you may have regarding the Nicholas Funds
(800-544-6547).

                            Directors and Officers

                  ALBERT O. NICHOLAS, President and Director

                           ROBERT H. BOCK, Director

                         TIMOTHY P. REILAND, Director

                          JAY H. ROBERTSON, Director

                  DAVID L. JOHNSON, Executive Vice President

              JEFFREY T. MAY, Senior Vice President, Secretary,
                    Treasurer and Chief Compliance Officer

                   DAVID O. NICHOLAS, Senior Vice President

                    LYNN S. NICHOLAS, Senior Vice President

                  LAWRENCE J. PAVELEC, Senior Vice President

                         MARK J. GIESE, Vice President

                       CANDACE L. LESAK, Vice President

                              Investment Adviser
                            NICHOLAS COMPANY, INC.
                             Milwaukee, Wisconsin
                             www.nicholasfunds.com
                         414-276-0535 or 800-544-6547

                                Transfer Agent
                        U.S. BANCORP FUND SERVICES, LLC
                             Milwaukee, Wisconsin
                         414-276-0535 or 800-544-6547

                                  Distributor
                           QUASAR DISTRIBUTORS, LLC
                             Milwaukee, Wisconsin

                                   Custodian
                                U.S. BANK N.A.
                             Milwaukee, Wisconsin

                 Independent Registered Public Accounting Firm
                               ERNST & YOUNG LLP
                               Chicago, Illinois

                                    Counsel
                         MICHAEL BEST & FRIEDRICH LLP
                             Milwaukee, Wisconsin

This report is submitted for the information of shareholders of the Fund.  It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.

Applicable only to annual reports.

Item 3. Audit Committee Financial Expert.

Applicable only to annual reports.

Item 4. Principal Accountant Fees and Services.

Applicable only to annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this filing.

Item 6. Schedule of Investments.

The schedule of investments in securities of unaffiliated issuers is included as part of the report to shareholders filed under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Applicable only to annual reports filed by closed-end funds.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Applicable only to annual reports filed by closed-end funds.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Applicable only to closed-end funds.

Item 10.  Submission of Matters to a Vote of Security Holders.

Not applicable to this filing.

Item 11. Controls and Procedures.

The Fund's principal executive officer and principal financial officer have concluded that the Fund's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report. There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Fund's internal controls or in other factors that could significantly affect the Fund's internal controls subsequent to the date of their evaluation.

Item 12. Exhibits.

(a)(1) Code of Ethics -- Any code of ethics, or amendments thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Not applicable to this filing.

(a)(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Section 302 of the Sarbannes-Oxley Act of 2002, attached hereto as part of EX-99.CERT.

(a)(3)  Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more person.

Applicable only to closed-end funds.

(b) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Section 906 of the Sarbannes-Oxley Act of 2002, attached hereto as part of EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nicholas Equity Income Fund, Inc.

By: Albert O. Nicholas

Name: Albert O. Nicholas

Title: Principal Executive Officer

Date: 11/30/2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: Albert O. Nicholas

Name: Albert O. Nicholas

Title: Principal Executive Officer

Date: 11/30/2007

By: Jeffrey T. May

Name: Jeffrey T. May

Title: Principal Financial Officer

Date: 11/30/2007